Restricted Cash	12 Months Ended
Dec. 31, 2020
Restricted Cash [Abstract]
RESTRICTED CASH

Note 3 – RESTRICTED CASH

Restricted cash consisted of the followings:

	December 31, 2020	December 31, 2019
Bank deposits used to pledge the bank acceptance notes and letters of credit issued by the Company (A)	$-	$695,548
Bank deposits judicially frozen by the court as a result of legal proceedings	$182,515	$890,403	*
Deposit in an escrow account (B)	$-	$500,000

*	Including $695,548 of bank deposits used to pledge the bank acceptance notes.

(A)	The cash is restricted for use over the terms of the bank acceptance notes and was used directly to settle the liabilities when the bank acceptance notes became due. As of December 31, 2020 and 2019, the Company had notes payable of $0 and $908,008, respectively.

The notes payable issued during the year ended December 31, 2019 were secured by the land use right and real property of Qingdao Saike Environmental Technology Co., Ltd., a related party, real property of Rongfeng Cui, Chairman of the Board and former Chief Executive Officer (“CEO”) of the Company, and Yanjuan Wang, Rongfeng Cui’s wife, restricted cash of RMB300,000 (approximately $43,000) from Qingdao Gaochuang Technology Finance Guarantee Co., Ltd. (“Gaochuang”), a third party guarantee company, and guaranteed by Rongfeng Cui and Gaochuang. Also see Note 8.

(B)	In connection with its initial public offering, the Company agreed to deposit $500,000 in a non-interest bearing escrow account to satisfy the potential indemnification obligation for two years following September 25, 2017. The Company received the deposit in full during the year ended December 31, 2020.